Registration No. 33-11371
1940 Act File No. 811-4982
Rule 497(e)

HEARTLAND GROUP, INC.

Heartland Select Value Fund • Heartland Value Plus Fund • Heartland Value Fund

Supplement Dated December 14, 2009 to

Statement of Additional Information Dated May 1, 2009

Change in Principal Accounting Officer and Treasurer for the Funds

Ms. Christine Johnson, the Principal Accounting Officer and Treasurer for the Funds, announced that, effective December 11, 2009, she is resigning from her positions with the Funds to pursue other interests. The Funds’ Board of Directors has appointed Mr. Paul Beste, currently Vice President and Secretary of the Funds, as Principal Accounting Officer and Treasurer effective upon Ms. Johnson’s resignation.

The table on page 44 of the Funds’ Statement of Additional Information (“SAI”) is hereby amended to remove Ms. Johnson’s biographical and other information, and Mr. Beste’s biographical and other information located in the table on page 43 of the SAI is replaced as follows:

Name, Address and Age	Position(s) Held with Heartland	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Heartland Funds Overseen by Director	Other Directorships Held by Director
Paul T. Beste 789 North Water Street, Suite 500 Milwaukee, WI 53202 Birthdate: 1/56	Vice President Secretary Principal Accounting Officer and Treasurer	Since 9/97 Since 11/05 Since 12/09
Secretary and Treasurer, Heartland Value Manager, LLC, since August 2000; Chief Operating Officer, Heartland Advisors, Inc., since December 1999; Interim Treasurer and Principal Accounting Officer, Heartland Group, Inc., from September 2008 to December 2008; employed by Heartland Advisors, Inc. in other capacities since 1997.
				N/A	N/A